Exhibit 99.1 Encore Capital Group, Inc. Q3 2018 EARNINGS CALL

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not achievements of the Company and its subsidiaries historical facts, including, most importantly, those to be materially different from any future results, statements preceded by, or that include, the words performance or achievements expressed or implied “will,” “may,” “believe,” “projects,” “expects,” by such forward-looking statements. These risks, “anticipates” or the negation thereof, or similar uncertainties and other factors are discussed in the expressions, constitute “forward-looking reports filed by the Company with the Securities statements” within the meaning of the Private and Exchange Commission, including its most Securities Litigation Reform Act of 1995 (the recent reports on Form 10-K and Form 10-Q, as “Reform Act”). These statements may include, but they may be amended from time to time. The are not limited to, statements regarding our future Company disclaims any intent or obligation to operating results, earnings per share, and update these forward-looking statements. growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or 2

ENCORE HIGHLIGHTS We set new global records for collections and ERC in Q3 2018 We completed the Cabot acquisition in July, transforming Encore into a clear leader in the U.S. and the U.K., the world’s two most important markets for our industry Proprietary and Confidential 3

ENCORE’S THIRD QUARTER 2018 GAAP EPS WAS $0.69 GAAP EPS1 GAAP Net Income1 Economic EPS2 Adjusted Income2 $20.7 $35.8 $0.69 million $1.19 million Collections $499 million Estimated Remaining Collections of $7.2 billion 1) From continuing operations attributable to Encore 2) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP 4

OUR ADJUSTED EBITDA REFLECTS OUR STRONG CASH GENERATION (in $000’s) Adjusted EBITDA + Collections applied to principal balance Encore Adjusted EBITDA(Trailing 12 --Months)Trailing 12-Months $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Adjusted EBITDA - TTM Collections applied to principal balance - TTM Note: See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 5

U.S. MARKET FOR DEBT PURCHASING REMAINS FAVORABLE U.S. Market  Federal Reserve reports revolving credit in the U.S. reached another all-time high in August 2018  Recent commentary from banks confirmed that credit card outstandings continue to grow  We believe loan losses will continue to rise in the coming years  Pricing environment remains favorable and provides attractive returns  The sale of fresh paper continues to dominate U.S. supply 6

WE REMAIN ON TRACK TO DEPLOY MORE CAPITAL IN THE U.S. IN 2018 THAN IN ANY OTHER YEAR IN OUR HISTORY Encore’s U.S. Business  Encore deployed $123M in Q3 2018 compared to $111M in Q3 a year ago  We secured valuable forward flow opportunities that will carry forward into 2019  Operational innovation and our steady capacity expansion continue to drive better collections, which achieved a record level in Q3  Investments in our digital collections platform are driving higher online collections performance  Technology-based innovation, including speech analytics, provide opportunities for us to increase our efficiency and leverage our scale 7

IN EUROPE, WE’RE SEEING AN ACTIVE MARKET WITH MANY EXCITING OPPORTUNITIES TO WIN BUSINESS AT ATTRACTIVE RETURNS European Market  Q3 was characterized by strong deal flow in the U.K. and in several other European countries  Following record portfolio sales in 2017, banks continue to clean up their balance sheets through sales of charged-off receivables, encouraged by continuing regulatory and supervisory pressure  In general, banks are looking to sell paper closer to charge off than in the past  A growing pipeline of servicing opportunities is emerging as banks look to offload more of their credit management needs 8

THE COMPLETION OF THE CABOT ACQUISITION HAS CLARIFIED OUR EUROPEAN STRUCTURE & SOLIDIFIED OUR GLOBAL STRATEGIC POSITION Encore’s European Business  We deployed $115M of capital in new portfolio purchases in Q3 with the majority in the U.K.  Our growing servicing capabilities are providing us with opportunities to work with a broad range of banks on BPO contracts as well as on pre- and post-charge-off servicing arrangements  Operational innovation continues to drive better collections and improve the consumer experience as we invest in our digital collections platform and speech analytics 9

Detailed Financial Discussion 10

WORLDWIDE DEPLOYMENTS IN Q3 OF $249M BRING OUR YTD TOTAL TO $885M, COMPARED TO $757M AT THIS TIME A YEAR AGO Q3 2018 Deployments $M Europe United $115 States $123 Other $11 Total $249 11

RECORD COLLECTIONS IN THE THIRD QUARTER WERE UP 13%, REFLECTING GROWTH IN THE U.S. AND EUROPE Collections by Geography Collections by Channel Collection Sites Legal Collections Collection Agencies $M United States Europe Other $M 499 496 499 500 489 496 500 489 438 441 446 443 438 441 446 443 397 397 400 400 300 300 200 200 100 100 0 2017 2017 2018 2017 2018 2017 2018 0 2016 2016 2017 2017 2018 2017 2018 2017 2018 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 12

Q3 GLOBAL REVENUE GROWTH OF 10% REFLECTS STRONG COLLECTIONS GROWTH IN THE UNITED STATES Revenue by Geography $M 400 350 327 337 350 317 307 291 300 271 272 250 200 150 100 50 0 2016 2017 2017 2018 2017 2018 2017 2018 Q4 Q1 Q2 Q3 United States Europe Other 13

ESTIMATED REMAINING COLLECTIONS GREW $653 MILLION IN THE LAST 12 MONTHS, TO A RECORD $7.2 BILLION Total Estimated Remaining Collections 7,221 $M 7,000 6,568 6,000 5,654 5,733 5,128 5,000 4,000 3,000 2,000 1,000 0 September 2014 September 2015 September 2016 September 2017 September 2018 United States Europe Other 14

ENCORE DELIVERED GAAP EPS OF $0.69 AND ECONOMIC EPS OF $1.19 IN THE THIRD QUARTER OF 2018 Three Months Ended September 30, 2018 $1.50 $0.09 ($0.08) $0.07 ($0.11) $1.25 $0.41 $1.19 $1.19 $1.00 $0.12 $0.75 $0.69 No shares deducted $0.50 in Q3 2018 $0.25 $0.00 GAAP net income Convertible notes Acquisition, Amortization of Loss on derivatives Income tax effect of Adjustments Adjusted income Adjusted income per diluted share non-cash interest integration and certain acquired in connection with non-GAAP attributable to per diluted share per diluted share from continuing and issuance cost restructuring related intangible assets the Cabot adjustments and noncontrolling from continuing from continuing operations amortization expenses Transaction certain discrete tax interest operations operations attributable to items attributable to attributable to Encore Encore - Encore - (Accounting)* (Economic)* • Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP. 15

SUMMARY  Encore’s Q3 2018 results include records for cash collections and ERC  U.S. market for debt purchasing remains favorable  Our expanded capacity and innovative collections operation position us well to capture the U.S. market’s attractive returns  We completed the acquisition of Cabot, transforming Encore into a clear leader in the U.S. and the U.K., the world’s two most important markets for our industry  Cabot continues to generate differentiated returns We are well positioned to capitalize on new opportunities and deploy capital across the world’s most important markets to capture the best returns 16

Q&A 17

Appendix 18

NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore, Adjusted Income Attributable to Encore per Share/Economic EPS, and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. 19

RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS
(Unaudited, In Thousands, except per share amounts), Three Months Ended

	September 30,					
	2018			2017		
	$	Per Diluted Share – Accounting	Per Diluted Share – Economic	$	Per Diluted Share – Accounting	Per Diluted Share – Economic
GAAP net income from continuing operations attributable to Encore, as reported	$ 20,725	$ 0.69	$ 0.69	$ 28,194	$ 1.05	$ 1.07
Adjustments:						
Convertible notes non-cash interest and issuance cost amortization	3,719	0.12	0.12	3,135	0.12	0.12
Acquisition, integration and restructuring related expenses[1]	12,458	0.41	0.41	342	0.01	0.01
Amortization of certain acquired intangible assets[2]	1,947	0.07	0.07	803	0.03	0.03
Loss on derivatives in connection with the Cabot Transaction[3]	2,737	0.09	0.09	---	---	---
Income tax effect of non-GAAP adjustments and certain discrete tax items[4]	(2,335)	(0.08)	(0.08)	(1,321)	(0.04)	(0.04)
Adjustments attributable to noncontrolling interest[5]	(3,474)	(0.11)	(0.11)	(461)	(0.02)	(0.02)
Adjusted income from continuing operations attributable to Encore	$ 35,777	$ 1.19	$ 1.19	$ 30,692	$ 1.15	$ 1.17

1) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) As we continue to acquire debt solution service providers around the world, the acquired intangible assets, such as trade names and customer relationships, have grown substantially. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share.
3) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amount represents the total income tax effect of the adjustments, which is generally calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred. Additionally, we adjust for certain discrete tax items that are not indicative of our ongoing operations.
5) Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.

encore CAPITAL GROUP

20

RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14
GAAP net income (loss), as reported	$ 19,448	$ 11,012	$ 21,064	$ 22,216	$ 18,830	$ 21,353	$ 30,138	$ 27,957
(Income) loss from discontinued operations, net of tax	(388)	(323)	(836)	463	(967)	(1,212)	(2,068)	(958)
Interest expense	6,854	7,482	29,186	29,747	37,962	43,218	43,498	42,264
Interest income[1]	-	-	-	-	(168)	(238)	(258)	(298)
Provision (Benefit) for income taxes	12,191	6,950	9,707	14,805	11,275	13,100	8,636	15,558
Depreciation and amortization	1,732	2,057	4,395	4,873	5,897	6,619	6,725	7,860
Stock-based compensation expense	3,001	2,179	3,983	3,486	4,836	4,715	4,009	3,621
Acquisition, integration and restructuring related expenses[2]	1,162	16,148	7,703	4,003	10,943	4,616	1,000	2,212
Settlement fees and related administrative expenses	-	-	-	-	-	-	-	-
Gain on fair value adjustments to contingent considerations[3]	-	-	-	-	-	-	-	-
Expenses related to Cabot IPO[4]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[5]	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 44,000	$ 45,505	$ 75,202	$ 79,593	$ 88,608	$ 92,171	$ 91,680	$ 98,216
Collections applied to principal balance[6]	129,487	131,044	157,262	116,861	159,106	161,048	155,435	139,076

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amounts represent the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for these amounts because we do not believe these are indicative of ongoing operations. Refer to Note 4 "Fair Value Measurement - Contingent Consideration" in the notes to our condensed consolidated financial statements for further details.
4) Amount represents expenses related to our previous consideration of a potential initial public offering by our subsidiary Cabot. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP

21

RECONCILIATION OF ADJUSTED EBITDA (continued)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16
GAAP net income (loss), as reported	$ 29,967	$ 25,185	$ (9,364)	$ 1,596	$ 26,607	$ 30,833	$ (51,946)	$ 11,323
(Income) loss from discontinued operations, net of tax	(1,880)	(1,661)	(2,286)	29,214	3,182	-	-	(829)
Interest expense	42,303	46,250	47,816	50,187	50,691	50,597	48,632	48,447
Interest income[1]	(414)	(370)	(407)	(473)	(499)	(620)	(694)	(725)
Provision (Benefit) for income taxes	14,614	14,921	(6,361)	3,988	10,148	13,451	(13,768)	28,374
Depreciation and amortization	8,137	7,878	8,043	9,102	9,861	8,235	8,032	8,740
Stock-based compensation expense	5,905	6,198	5,156	4,749	3,718	5,151	633	3,125
Acquisition, integration and restructuring related expenses[2]	2,766	7,892	2,235	2,635	2,141	3,271	3,843	7,457
Settlement fees and related administrative expenses	-	-	63,019	-	2,988	698	2,613	-
Gain on fair value adjustments to contingent considerations[3]	-	-	-	-	-	-	-	(8,111)
Expenses related to Cabot IPO[4]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[5]	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 101,398	$ 106,293	$ 107,851	$ 100,998	$ 108,837	$ 111,616	$ (2,655)	$ 97,801
Collections applied to principal balance[6]	160,961	167,024	156,229	144,075	177,711	166,648	247,427	147,203

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amounts represent the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for these amounts because we do not believe these are indicative of ongoing operations. Refer to Note 4 "Fair Value Measurement - Contingent Consideration" in the notes to our condensed consolidated financial statements for further details.
4) Amount represents expenses related to our previous consideration of a potential initial public offering by our subsidiary Cabot. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP

22

RECONCILIATION OF ADJUSTED EBITDA (continued)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	03/31/17	06/30/17	09/30/17	12/31/17	03/31/18	06/30/18	09/30/18
GAAP net income (loss), as reported	$ 14,979	$ 19,076	$ 42,144	$ 2,779	$ 23,713	$ 26,974	$ 13,016
(Income) loss from discontinued operations, net of tax	199	-	-	-	-	-	-
Interest expense	49,198	50,516	52,755	51,692	57,462	60,536	65,094
Interest income[1]	(779)	(919)	(943)	(994)	(1,017)	(1,082)	(747)
Provision (Benefit) for income taxes	12,067	13,531	17,844	8,607	9,470	11,308	16,879
Depreciation and amortization	8,625	8,672	8,522	14,158	10,436	10,923	9,873
Stock-based compensation expense	750	2,760	3,531	3,358	2,276	3,169	5,007
Acquisition, integration and restructuring related expenses[2]	855	3,520	342	7,245	572	3,655	8,475
Settlement fees and related administrative expenses	-	-	-	-	-	-	-
Gain on fair value adjustments to contingent considerations[3]	-	(2,773)	-	(49)	(2,274)	(2,378)	-
Expenses related to Cabot IPO[4]	-	-	-	15,339	2,984	-	-
Loss on derivatives in connection with Cabot Transaction[5]	-	-	-	-	-	6,578	2,737
Adjusted EBITDA	$ 85,894	$ 94,383	$ 124,195	$ 102,135	$ 103,622	$ 119,683	$ 120,334
Collections applied to principal balance[6]	188,893	173,946	159,408	150,788	198,282	185,799	199,457

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amounts represent the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for these amounts because we do not believe these are indicative of ongoing operations. Refer to Note 4 "Fair Value Measurement - Contingent Consideration" in the notes to our condensed consolidated financial statements for further details.
4) Amount represents expenses related to our previous consideration of a potential initial public offering by our subsidiary Cabot. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP

23

RECONCILIATION OF ADJUSTED OPERATING EXPENSES RELATED TO PORTFOLIO PURCHASING AND RECOVERY BUSINESS

Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended

	12/31/16	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18
GAAP total operating expenses, as reported	$ 183,939	$ 196,100	$ 210,323	$ 202,829	$ 253,246	$ 238,336	$ 246,314	$ 239,246
Adjustments:								
Operating expenses related to non-portfolio purchasing and recovery business[1]	(29,291)	(27,946)	(26,984)	(28,934)	(41,164)	(46,614)	(56,052)	(45,980)
Acquisition, integration and restructuring related expenses[2]	(7,457)	(855)	(3,520)	(342)	(11,911)	(572)	(3,655)	(8,475)
Stock-based compensation expense	(3,125)	(750)	(2,760)	(3,531)	(3,358)	(2,276)	(3,169)	(5,007)
Gain on fair value adjustments to contingent consideration[3]	8,111	---	2,773	---	49	2,274	2,378	---
Expenses related to Cabot IPO[4]	---	---	---	---	(15,339)	(2,984)	---	---
Adjusted operating expenses related to portfolio purchasing and recovery business	$ 152,177	$ 166,549	$ 179,832	$ 170,022	$ 181,523	$ 188,164	$ 185,816	$ 179,784

1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business.
2) Amount represents acquisition, integration and restructuring related operating expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 4 "Fair Value Measurement - Contingent Consideration" in the notes to our condensed consolidated financial statements for further details.
4) Amount represents expenses related to our previous consideration of a potential initial public offering by our subsidiary Cabot. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

encore CAPITAL GROUP

24

IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES (Unaudited, In Millions, except per share amounts) Constant Three Months Ended 9/30/18 As Reported Currency Revenue, adjusted by net allowances $ 337 $ 338 Operating expenses $ 239 $ 241 Net income* $ 21 $ 20 Adjusted net income* $ 36 $ 35 GAAP EPS* $ 0.69 $ 0.67 Economic EPS* $ 1.19 $ 1.17 Collections $ 499 $ 501 ERC $ 7,221 $ 7,345 * from continuing operations attributable to Encore. Note: Constant Currency figures are calculated by employing Q3 2017 foreign currency exchange rates to recalculate Q3 2018 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC, which is calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results. 25

ENCORE’S COST-TO-COLLECT FOR PORTFOLIO PURCHASING & RECOVERY BUSINESS IN Q3 2018 WAS 36.0% COMPARED TO 38.4% IN Q3 2017 Overall Cost-to-Collect1 45% 41.5% 40.3% 40% 38.4% 37.8% 38.5% 37.5% 38.4% 36.0% 35% Q3 2018 Q3 2017 Location 30% CTC CTC 25% United States 40.7% 42.9% 20% Europe 24.4% 28.4% 15% 10% Other 46.9% 45.9% 5% Encore total 36.0% 38.4% 0% 2016 2017 2017 2018 2017 2018 2017 2018 Q4 Q1 Q2 Q3 1. Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 26